UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 23, 2005

Columbia Equity Trust, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32536	20-1978579
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1750 H Street, N.W., Suite 500, Washington, District of Columbia		20006
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(202) 303-3080

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 29, 2005, Columbia Equity Trust, Inc. (the "Company") filed a Current Report on Form 8-K announcing the entry by the Company into a material definitive agreement to acquire a two-story, approximately 85,000 square foot office building located in Chantilly, Virginia (the "Property").

On August 23, 2005, the Company completed the acquisition of the Property from Opus Real Estate Virginia III, L.L.C. (the "Seller"). The purchase price for the Property was $23.95 million. The transaction was funded 100% with proceeds raised through the Company’s initial public offering which closed on July 5, 2005.

The Property is 100% leased to General Dynamics Systems Development and Integration Services, Inc., a subsidiary of General Dynamics Corporation, under a lease scheduled to expire in February 2011. The Tenant has the one-time right to terminate 50% of its lease obligation in February 2008 subject to twelve months notice and the payment of a termination fee equal to the sum of six months rent and the amount of unamortized tenant improvements and leasing commissions on the terminated space.

Item 7.01 Regulation FD Disclosure.

On August 23, 2005, the Company issued a press release announcing the acquisition described in Item 2.01 above. The press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. The financial statements that are required to be filed pursuant to this item will be filed by amendment as soon as practicable, but in any event no later than 71 days after the date this report is required to be filed.

(b) Pro Forma Financial Information. The pro forma financial information this is required to be filed pursuant to this item will be filed by amendment as soon as practicable, but in any event no later than 71 days after the date this report is required to be filed.

(c) Exhibits.

The following exhibits are being filed herewith this Current Report on Form 8-K.

Exhibit No. Description
99.1 Press release, dated August 23, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Equity Trust, Inc.

August 23, 2005	By:	/s/ John A. Schissel

Name: John A. Schissel
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release Dated August 23, 2005